ZEGA Buy and Hedge ETF
Schedule of Investments
July 31, 2024 (Unaudited)

PURCHASED OPTIONS - 68.4%	Notional Amount	Contracts	Value
Call Options - 66.9%			$–
SPDR S&P 500 ETF, Expiration: 12/19/2025; Exercise Price: $205.01(a)(b)	$35,362,002	642	$22,769,164

Put Options - 1.5%			$–
SPDR S&P 500 ETF, (a)(b)		–	$–
Expiration: 01/17/2025; Exercise Price: $470.00	11,787,334	214	91,271
Expiration: 03/21/2025; Exercise Price: $485.00	11,787,334	214	158,360
Expiration: 06/20/2025; Exercise Price: $500.00	11,787,334	214	262,364
Total Put Options			511,995
TOTAL PURCHASED OPTIONS (Cost $20,020,636)			23,281,159

U.S. TREASURY SECURITIES - 29.8%		Par
United States Treasury Note/Bond
0.75%, 11/15/2024		3,972,000	3,920,953
2.63%, 04/15/2025		2,522,000	2,481,779
3.00%, 07/15/2025		1,900,000	1,868,437
3.88%, 01/15/2026		1,900,000	1,881,890
TOTAL U.S. TREASURY SECURITIES (Cost $10,138,010)			10,153,059

SHORT-TERM INVESTMENTS - 1.9%
Money Market Funds - 1.9%		Shares
First American Government Obligations Fund - Class X, 5.23% (c)		663,077	663,077
TOTAL SHORT-TERM INVESTMENTS (Cost $663,077)			663,077

TOTAL INVESTMENTS - 100.1% (Cost $30,821,723)			34,097,295
Liabilities in Excess of Other Assets - (0.1)%			(20,731)
TOTAL NET ASSETS - 100.0%			$34,076,564

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of July 31, 2024.

ZEGA Buy and Hedge ETF
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
SPDR S&P 500 ETF, Expiration: 01/17/2025; Exercise Price: $385.00 (a)(b)	$(11,787,334)	(214)	$(29,211)
TOTAL WRITTEN OPTIONS (Premiums received $103,203)			$(29,211)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2024:

ZEGA Buy and Hedge ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$23,281,159	$–	$23,281,159
U.S. Treasury Securities	–	10,153,059	–	10,153,059
Money Market Funds	663,077	–	–	663,077
Total Investments	$663,077	$33,434,218	$–	$34,097,295

Liabilities:
Investments:
Written Options	$–	$(29,211)	$–	$(29,211)
Total Investments	$–	$(29,211)	$–	$(29,211)

Refer to the Schedule of Investments for further disaggregation of investment categories.